Aristotle/Saul Global Opportunities Fund
Class I: ARSOX
A series of Investment Managers Series Trust

Supplement Dated March 31, 2014
To the Summary Prospectus, Prospectus, and Statement of Additional Information
Dated May 1, 2013, as supplemented

Reduction of Expense Cap

Effective April 1, 2014, Aristotle Capital Management, LLC (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses of the Fund, excluding certain expenses as described below, by 0.15%, to 1.10% of the average daily net assets of the Fund.  Accordingly, the Fund’s Summary Prospectus and Prospectus are supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance fee)	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (Rule 12b-1) fee	None
Other expenses	2.28%
Dividend and interest expenses on securities sold short	0.05%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses1	3.24%
Fee waiver and/or expense reimbursements2	(2.08%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1,2	1.16%

1
The total annual fund operating expenses and total annual fund operating expenses (after fee waiver and/or expense reimbursements) do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
Effective April 1, 2014, the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividends and interest expenses on short sales acquired fund fees and expenses as determined in accordance with Form N-1A and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.10% the average daily net assets of the Fund.  This agreement is in effect until April 30, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

The following text replaces any inconsistent information in the second paragraph under “Fund Expenses” in the Fund’s Prospectus and SAI:”

Effective April 1, 2014, the Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividends and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, and expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.10% of the average daily net assets of Class I shares of the Fund.  This agreement is effective until April 30, 2015, and may be terminated only by the Board of Trustees.

Please retain this Prospectus Supplement with your records.